UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2007


                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




      REPUBLIC OF PANAMA                 001-08430               72-0593134
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)


  777 N. Eldridge Parkway, Houston, Texas                          77079
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 (Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5901
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Explanatory Note: Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is filed to amend the Current Report on Form 8-K of McDermott International, Inc. dated October 15, 2007 to reflect an award of Performance Shares which had not been determined at the time of the original filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


(c) Mr. Dennis S. Baldwin was appointed as Vice President and Chief Accounting Officer of McDermott International, Inc. ("McDermott"), effective as of October 15, 2007. Mr. Baldwin is 46 years of age. Prior to joining McDermott, Mr. Baldwin served as the Chief Accounting Officer of Integrated Electrical Services, Inc., a national electrical contracting company, since February 2007, as Vice President and Corporate Controller of Veritas DGC, Inc., a seismic company which provides geophysical services to the petroleum industry, from 2005 to 2007, and as Vice President and Corporate Controller of Universal Compression Holdings, Inc., a company providing gas compression services to the domestic and international natural gas industry, from 2002 to 2005. A copy of the press release announcing Mr. Baldwin's appointment is attached as Exhibit 99.1.

         In connection with his appointment as Vice President and Chief Accounting Officer, Mr. Baldwin is eligible to participate in McDermott's Executive Incentive Compensation Plan and his 2007 award under that plan is subject to a minimum payment of $100,000. Additionally, on November 9, 2007, the Compensation Committee of the McDermott's Board of Directors granted Mr. Baldwin 10,000 shares of performance shares under McDermott's 2001 Directors and Officers Long-Term Incentive Plan (the "2001 Plan"). A copy of the form of agreement for grants of performance shares under the 2001 Plan has been previously filed as Exhibit 10.1 to McDermott's Current Report on Form 8-K dated April 30, 2007.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

         99.1     Press Release dated October 18, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     McDERMOTT INTERNATIONAL, INC.


                                By:  /s/Dennis S. Baldwin
                                     -----------------------------------
                                     Dennis S. Baldwin
                                     Vice President and Chief Accounting Officer



November 9, 2007